                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              ERLY Industries Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              ERLY Industries Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

10/10/97 15:59:30


James A. Sample
Churchill Communications Corp.
Sample Mailgram
A:\3312.ASC 5936  10/10/97 15:59:16
123 Main Street
Anywhere, NY  12345-1234



Dear Fellow ERLY Industries Stockholder:

As you know, we are quickly approaching our Annual Meeting of Shareholders to be held on Friday, October 17, 1997 at which time you will be asked to vote upon three key proposals that may have a critical impact on the future of your company:

     1.  Eliminate Cumulative Voting.
     2.  Eliminate the right to act by written consent.
     3.  Election of Directors.

While I'm sure you have received numerous correspondence with respect to these proposals, there is a recent development that I feel may be of particular importance to you in making your decision on how to vote.

We are pleased to inform you that Instructional Shareholder Services (ISS), a widely respected shareholder advisory firm, has recommended to support the election of the current Board of Directors.

In making its recommendations to support our current Board of Directors, ISS stated in their own words:

"...the company's five-year shareholder returns have been solid."

"Due to our concerns about the Powell Group's ability to refinance the (American Rice, Inc.) notes and in light of (ERLY's) shareholder returns over the past five years, we recommend that shareholders vote FOR the incumbent management."

As the leading advisory firm on corporate governance issues, ISS's support reinforced my belief that voting FOR your current Board of Directors is in the best interests of shareholders.

Since the time remaining before Friday's Annual Meeting is very short, we are providing you with the opportunity to vote your proxy, or to change any prior vote, by telephone. To vote by telephone follow the instructions on the following page.

If you have any questions or need assistance in voting, please call MacKenzie Partners, Inc. at (212) 929-5500.

Join your fellow stockholders who are supporting your management by voting FOR our three proposals on the WHITE ERLY proxy card.

                            DO NOT DELAY, VOTE TODAY

PLEASE VOTE BY SENDING A TOLL-FREE PROXYGRAM NOW - IT WILL TAKE ONLY A MOMENT OF YOUR TIME.

Thank you for your continued support and patience in this important matter.

Sincerely,

Gerald D. Murphy
Chairman

       TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3312, ERLY Industries Inc.

3.  State your name, address and telephone number.

4. State and bank or broker at which your shares are held and your control number as shown below:

                Name:             <NA.1>
                Broker:           <Broker>
                Control number:   <Controlnum>
                Number of shares: <NumShares>

                             ERLY INDUSTRIES, INC.
                              SHAREHOLDERS' PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints GERALD D. MURPHY and DOUGLAS A. MURPHY as Proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of ERLY Industries Inc. held on record by the undersigned on August 22, 1997, at the Annual Meeting of Shareholders to be held on October 17, 1997, or any adjournment thereof.

1. ELIMINATION OF CUMULATIVE VOTING: The adoption of an amendment to the Bylaws to eliminate cumulative voting.

        ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

2. ELIMINATION OF SHAREHOLDERS ACTION BY WRITTEN CONSENT: The adoption of an amendment to the Articles of Incorporation to provide that actions required or permitted to be taken by the shareholders must be effected only at a duly called annual or special meeting of shareholders and not by written consent.

         ( ) FOR                  ( ) AGAINST              ( ) ABSTAIN

3. ELECTION OF DIRECTORS: Election of Gerald D. Murphy, Douglas A. Murphy, William H. Burgess, Bill J. McFarland and Alan M. Wiener.

        ( ) FOR              ( ) WITHHOLD          ( ) FOR ALL EXCEPT

        (INSTRUCTION: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.)

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein. The Individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting. With respect to Proposals 1 and 2, where no vote is specified, this proxy will be voted for such proposals. With respect to the election of directors (Proposal 3), where no vote is specified, or where the box FOR all nominees is marked a proxy will be cast at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. If you withhold your vote for an individual nominee, all of your cumulative votes, if available, will be distributed among the remaining nominees at the discretion of the proxies. This proxy card votes all shares in all capacities.

     BY EXECUTING AND DATING THIS WHITE PROXY, ALL PREVIOUSLY EXECUTED PROXIES EXECUTED BY THE UNDERSIGNED SOLICITED BY ANYONE, INCLUDING THE COMPANY OR THE POWELL GROUP, IS HEREBY REVOKED.

CONFIDENTIAL IDENTIFICATION NUMBER:  (CIN)
(Your identification number is confidential. It is to assure the operator of your identity.)

Dear Fellow ERLY Industries Stockholder:

As you know, we are quickly approaching our Annual Meeting of Shareholders to be held on Friday, October 17, 1997 at which time you will be asked to vote upon three key proposals that may have a critical impact on the future of your company:

     1.  Eliminate Cumulative Voting.
     2.  Eliminate the right to act by written consent.
     3.  Election of Directors.

While I'm sure you have received numerous correspondence with respect to these proposals, there is a recent development that I feel may be of particular importance to you in making your decision on how to vote.

We are pleased to inform you that Institutional Shareholder Services (ISS), a widely respected shareholder advisory firm, has recommended to support the election of the current Board of Directors.

In making its recommendations to support our current Board of Directors, ISS stated in their own words:

". . . the company's five-year shareholder returns have been solid."

"Due to our concerns about the Powell Group's ability to refinance the (American Rice, Inc.) notes and in light of (ERLY's) shareholder returns over the past five years, we recommend that shareholders vote FOR the incumbent management."

As the leading advisory firm on corporate governance issues, ISS's support reinforced my belief that voting FOR your current Board of Directors is in the best interests of shareholders.

Since the time remaining before Friday's Annual Meeting is very short, we are providing you with the opportunity to vote your proxy, or to change any prior vote, by telephone or facsimile. To vote by telephone follow the instructions on the following page.

You may also send your vote by facsimile. Please fax both sides of your signed and dated WHITE proxy card to our proxy solicitor, MacKenzie Partners, Inc. at
(212) 929-0308. If you have any questions or need assistance in voting, please call MacKenzie Partners, Inc. at (212) 929-5500.

Join your fellow stockholders who are supporting your management by voting FOR our three proposals on the WHITE ERLY proxy card.

                            DO NOT DELAY, VOTE TODAY

PLEASE VOTE BY SENDING A TOLL-FREE PROXYGRAM NOW - IT WILL TAKE ONLY A MOMENT OF YOUR TIME.

Thank you for your continued support and patience in this important matter.

Sincerely,

Gerald D. Murphy
Chairman


        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                       ARE AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3311, ERLY Industries Inc.

3.      State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

        CONFIDENTIAL IDENTIFICATION NUMBER:  <CIN>

        NUMBER OF SHARES:  <NumShares>


                              ERLY INDUSTRIES INC.
                              SHAREHOLDERS' PROXY

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints GERALD D. MURPHY and DOUGLAS A. MURPHY as Proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of ERLY Industries Inc. held on record by the undersigned on August 22, 1997, at the Annual Meeting of Shareholders to be held on October 17, 1997, or any adjournment thereof.

1. ELIMINATION OF CUMULATIVE VOTING: The adoption of an amendment to the Bylaws to eliminate cumulative voting.

        ( ) FOR                    ( ) AGAINST                    ( ) ABSTAIN

2. ELIMINATION OF SHAREHOLDERS ACTION BY WRITTEN CONSENT: The adoption of an amendment to the Articles of Incorporation to provide that actions required or permitted to be taken by the shareholders must be effected only at a duly called annual or special meeting of shareholders and not by written consent.

        ( ) FOR                    ( ) AGAINST                    ( ) ABSTAIN

3. ELECTION OF DIRECTORS: Election of Gerald D. Murphy, Douglas A. Murphy, William H. Burgess, Bill J. McFarland and Alan M. Wiener.

        ( ) FOR                    ( ) WITHHOLD                   ( ) FOR ALL
                                                                      EXCEPT


        (INSTRUCTION: To withhold authority to vote for any individual nominee(s), give that nominee(s) name to the operator.)

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

        This Proxy, when properly executed, will be voted in the manner directed herein. The Individuals named above are authorized to vote in their discretion on any other matters that properly come before the meeting. With respect to Proposals 1 and 2, where no vote is specified, this proxy will be voted for such proposals. With respect to the election of directors (Proposal
3), where no vote is specified, or where the box FOR all nominees is marked a proxy will be cast at the discretion of the proxies named herein in order to elect as many nominees as believed possible under the then prevailing circumstances. If you withhold your vote for an individual nominee, all of your cumulative votes, if available, will be distributed among the remaining nominees at the discretion of the proxies. This proxy card votes all shares in all capacities.

        BY EXECUTING AND DATING THIS WHITE PROXY, ALL PREVIOUSLY EXECUTED PROXIES EXECUTED BY THE UNDERSIGNED SOLICITED BY ANYONE, INCLUDING THE COMPANY OR THE POWELL GROUP, IS HEREBY REVOKED.